MANAGEMENT BONUS AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 10th day of February, 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Bret W. Bogue, with an address of 30211 Avenida De Las Banderas Suite 200, Rancho Santa Margarita, CA 92688 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant wish to enter into a bonus agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and responsibilities in the capacity of Director of Horticulture and agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of twenty-five years (25) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Director of Horticulture.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         COMPENSATION

4.1              Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 5,000,000 free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).

4.2              Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.       RIGHT OF TERMINATION

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS

14.1     Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.  This Agreement shall not supersede or subrogate the Management Agreement, or any part thereof, between the Consultant and the Company entered into on February 9, 2012.  This Agreement is strictly entered into for the purpose of assigning a bonus to the Consultant.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m)Governing Law.This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:      /s/ Robert Melamede

___________________________

Dr. Robert Melamede, CEO

CONSULTANT:

Per:      /s/ Bret Bogue

_______________________________

Bret W. Bogue

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the first (1st) day January 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Brett Bogue, with an address of 30211 Avenida De Las Banderas Suite 200, Rancho Santa Margarita, CA 92688(the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal plant-based  products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of twenty-five (25) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company along with the renewal term including any compensation for services during the renewal term.

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Director of Horticulture, including, but not limited to those duties attached hereto as Appendix “A”.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Management Fees.  As compensation for the provision of the Services, the Company shall pay the Consultant the sum of $3,000 per month, on a continual monthly basis; until completion of the term of service. There will also be an annual increase in salary of 10 percent every year until the completion of the term of service. Every 12 months, there will be an evaluation based on job performance and cash flow being generated from operations; for a further increase in monthly salary.

4.2              Shares and Options.  As further compensation for the provision of the Services, the Company shall grant the Consultant twenty eight million and five hundred thousand (28,500,000) 144-shares of restricted common stock of the Company.

4.3              Performance Bonus.As further compensation based on job performance, product development & branding, product sales, achievement of project or operational milestones. Bonus schedule will be outlined within the first quarter of 2012.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.  However, the Company shall have no obligation to reimburse the Consultant for any single expense in excess of US $500 or US $3,000.00 in the aggregate without the express prior written approval of the Company’s Board of Directors.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

(c)    Restrictive Covenant. Consultant acknowledges and recognizes the highly competitive nature of the business of the Company and its subsidiaries accordingly Consultant covenants and agrees, that at all times for a period of two (2) years after the later of a) termination of this Agreement, b) termination of Services or c) Consultant’s relationship with Company, as follows:

(d)   Consultant will not directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, organization, financing or control of, or be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise with any business or enterprise other than CBIS and its subsidiaries engaged in the a) cannabis industry or b) any related items to the industry (the "Restricted Business").

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED.

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.       RIGHT OF TERMINATION.

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after twenty-four (24) years of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY.

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES.

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS.

14.1 Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior written consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:      /s/ Robert Melamede

___________________________

Dr. Robert Melamede, President

CONSULTANT:

Per:      /s/ Brett Bogue

 _______________________________
Brett Bogue

APPENDIX “A”

Consultant’s duties include, but are not limited to the following:

  Director of Horticulture:

    Develop and Maintain Growing Standards (processed and procedures) for, including but not limited to:

                                                              i.      the maintaining of healthy mother plants  dedicated to cloning and guaranteed to be females.

                                                             ii.      Cloning, vegetative growth, CBIS extractions, formulations, and analytics.

                                                            iii.      Utilizing any material from harvest, including stalks and leaves, for use in downstream extracts and formulations.

                                                            iv.      Growth and maintenance of (proprietary) CBIS transgenic strains generated by the lab division.

                                                             v.      Growth and maintenance of micropropagated clones generated by the lab division.

                                                            vi.      Any other responsibilities seen to be properly designated by CBIS in the production of high grade medical marijuana.

                                                           vii.      Including, but not limited to lights, hydroponic trays and growth pots, water pumps, airflow devices (intake/exhaust), carbon filters, growth media, nutrients, antimicrobials, and any other equipment necessary for the production of hydroponically or soil-grown medical marijuana.

    Development of Plants/Strains:

                                                              i.      Procuring and development of plants and strains for optimal CBIS medical marijuana production.

c.      Grow Operations:

                                                              i.      Design and management of Research and Development facilities.

                                                             ii.      Setup of equipment.

                                                            iii.      Manage facility production.

d.     Training and Management:

                                                              i.      Train and oversee various operations staff.

    Laboratory/MIPS Facilities/Product Development:

                                                              i.      Assist with set up of laboratory and product development team member

                                                             ii.      Assist with laboratory relationships

    Manufacture Facilities:

                                                              i.      Assist with set up of manufacture

                                                             ii.      Assist with manufacture relationships

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the first (1st) day of January 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Mohammad Afaneh, with an address of 13160 South West 43rd Street, Davie, FL., 33330  (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and title of Chief Operating Officer (“COO”) and agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of twenty-five (25) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company along with the renewal term including any compensation for services during the renewal term.

3.         CONSULTANT SERVICES

3.1              The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Chief Operating Officer (“COO”), including, but not limited to those duties attached hereto as Appendix “A”.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Management Fees.  As compensation for the provision of the Services, the Company shall pay the Consultant the sum of $5,000 per month, on a continual monthly basis; until completion of the term of service. There will also be an annual increase in salary of 10 percent every year until the completion of the term of service. Every 12 months, there will be an evaluation based on job performance and cash flow being generated from operations; for a further increase in monthly salary.

4.2              Shares and Options.  As further compensation for the provision of the Services, the Company shall grant the Consultant twenty eight million and five hundred thousand (28,500,000) 144-shares of restricted common stock of the Company.

4.3              Performance Bonus. As further compensation based on job performance, product development & branding, product sales, achievement of project or operational milestones. Bonus schedule will be outlined within the first quarter of 2012.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.  However, the Company shall have no obligation to reimburse the Consultant for any single expense in excess of US $500 or US $3,000.00 in the aggregate without the express prior written approval of the Company’s Board of Directors.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

(c)    Restrictive Covenant. Consultant acknowledges and recognizes the highly competitive nature of the business of the Company and its subsidiaries accordingly Consultant covenants and agrees, that at all times for a period of two (2) years after the later of a) termination of this Agreement, b) termination of Services or c) Consultant’s relationship with Company, as follows:

(d)   Consultant will not directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, organization, financing or control of, or be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise with any business or enterprise other than CBIS and its subsidiaries engaged in the a) cannabis industry or b) any related items to the industry (the "Restricted Business").

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED.

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION.

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after twenty-four (24) years of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY.

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES.

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS.

14.1 Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior written consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:      /s/ Robert Melamede

___________________________

Dr. Robert Melamede, President

CONSULTANT:

Per:      /s/ Mohammed Afaneh

_______________________________
Dr. Mohammad Afaneh

APPENDIX “A”

Consultant’s duties include, but are not limited to the following:

  Chief Operating Officer:

    Develop and Maintain Operational Growth Standards (processed and procedures) for, including but not limited to:

                                                              i.      the maintaining of daily operations within the organization. Maintaining of the day to day of the various departments within the organization.

                                                             ii.      Manage the product development for medical patients for critical ailments and for use in downstream CBIS extractions, formulations, and analytics.

    Areas Of Responsibility:

                        THE MARKET OPPORTUNITIES FOR WHOLE PLANT PHARMACEUTICALS

            1. Markets of Interest

            a) FDA Track Drug Approval - Nationwide

            i.  PTSD & Chronic Pain

            ii. Additional Indications of Interest

            b) States with Approved Medical Marijuana Grow Plans

            2. Our Future Product Line: Various Medical Cannabis Preparations

            a) Pharmaceuticals - Oral & Topical Containing:

            i.  Phytocannabinoids

            ii. Synthetic Cannabinoids

            iii. Hybrids

            b) Nutraceuticals - Psychologically Inactive

            i. Dietary Supplements, i.e. Hemp-Based Foods

            ii. Topical Lotions, Salves, Balms, Creams

Whole Plant Pharmaceutical Products:

i.        Psychoactive Medicines (Drugs)

ii.       Non-psychoactive Neutroceuticals

iii.       Botanical Medicines

iv.      Research & Development

v.       Formal testing/ Licensing (FDA, State or Federal jurisdictions)

vi.      Commercial Licensing

vii.     Commercialization (Manufacturing/Production)

viii.     Multiple-Market (Countries) Penetration

Delivery Methods:

i.        Lozenge

ii.       Strips

iii.      Cream

iv.      Liquid

v.       Pills

vi.      Extracts

PRIORITIES/MILESTONES

i.        Grand Opening of Cannabis Science Executive Offices, as well as cGMP compliant Lab Division, and Production Division, and Extraction Division.

ii.      Continued collaboration with our Advisory Boards and Consultation Firms with respect to meeting the highest quality standards in the nation.

iii.    Utilizing our quality products in local Colorado randomized, placebo-controlled trials in PTSD and Chronic Pain cohort groups.

iv.    Continued investigation and collaboration with several partners in our investigation into the proper route and product for IND application to the FDA, including the possibility of accelerated approval.

v.      Further consultations and investigations into US Military and Government contracts to provide cannabis-based medications for our veterans and soldiers.

INDICATIONS OF INTEREST

1. AIDS     2. Alzheimers     3. Anti-Aging     4. Asthma     5. Arthritis     6. Auto Immune Disease     7. Brain Trauma (Closed Head Injury)     8. Cancer     9. Chronic Pain Management     10. Crohn’s, Irritable Bowel Syndrome (IBS)     11. Diabetes     12. Digestive Illnesses     13. Gastro Intestinal Reflux Disease (GERD)     14. Glaucoma     15. High Blood Pressure     16. Influenza     17. Methicillin-Resistant Staphylococcus Aaureus (MRSA)     18. Mutiple Sclerosis (MS)     19. Post Traumatic Stress Disorder (PTSD)     20. Tourette Syndrome

INITIAL TARGET MARKET

United States (USA)

i.        FDA Clinical Human Trials: Cancer, PTSD, Influenza

ii.      US Military: PTSD, Chronic Pain

iii.    Asthma

iv.    Arthritis

    Development of Plants/Strains:

                                                              i.      Procuring and development of plants and strains for optimal CBIS medical marijuana production.

d.     Grow Operations:

                                                              i.      Design and management of marijuana grow facilities.

                                                             ii.      Setup of growing equipment.

                                                            iii.      Manage plant production.

e.      Training and Management:

                                                              i.      Train and oversee various operations staff.

    Laboratory Facilities/Product Development:

                                                              i.      Assist with set up of laboratory and product development team member

                                                             ii.      Assist with laboratory relationships

    Manufacture Facilities:

                                                              i.      Assist with set up of manufacture

                                                             ii.      Assist with manufacture relationships

    Dispensary/Clinical Facilities:

                                                              i.      Manage set up of dispensary and clinical facilities

                                                             ii.      Manage dispensary and clinical relationships

    Marketing/Distribution:

                                                              i.      Manage set up of marketing and distribution

                                                             ii.      Manage marketing and distribution relationships

    GGECO University:

i.        Manage operations

ii.      Develop marketing protocols

    Television Show Development:

                                                              i.      Concept development

                                                             ii.      Distribution agreements

MANAGEMENT BONUS AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 10th day of February, 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Dr. Mohammad Afaneh, with an address of 13160 South West 43rd Street, Davie, FL 33330 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant wish to enter into a bonus agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and title of Chief Operating Officer (“COO”) and agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of twenty-five years (25) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Chief Operating Officer (“COO”).   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         COMPENSATION

4.1              Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 5,000,000 free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).

4.2              Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS

14.1     Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.  This Agreement shall not supersede or subrogate the Management Agreement, or any part thereof, between the Consultant and the Company entered into on February 9, 2012.  This Agreement is strictly entered into for the purpose of assigning a bonus to the Consultant.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m) Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:      /s/ Robert Melamede

___________________________

Dr. Robert Melamede, CEO

CONSULTANT:

Per:      /s/ Mohammed Afaneh

_______________________________

Dr. Mohammad Afaneh

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 9th day of February, 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Richard Cowan, with an address of Haarlemmerstraat 86, Amsterdam, Netherlands 1013EV (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of five years (5) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of CFO.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Signing Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 5,000,000 free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).

4.2              Management Fees.  As further compensation for the provision of the Services, the Company shall issue to the Consultant or his assigns the sum of 36,833,333 144-Restricted Shares of common stock in the Company as compensation for services provided over the Term of this Agreement, which is due and payable upon signing the Agreement.

4.3              Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS

14.1     Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m) Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:     /s/ Robert Melamede

___________________________

Robert Melamede, CEO

CONSULTANT:

Per:    /s/  Richard Cowan

_______________________________

Richard Cowan

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 9th day of February, 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Raymond Dabney, with an address of STE 900 – 555 Burrard St., Vancouver, BC V7X 1M9 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of five years (5) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Managing Consultant.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Signing Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 5,000,000 free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).

4.2              Management Fees.  As further compensation for the provision of the Services, the Company shall issue to the Consultant or his assigns the sum of 36,833,333 144-Restricted Shares of common stock in the Company as compensation for services provided over the Term of this Agreement, which is due and payable upon signing the Agreement.

4.3              Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS

14.1     Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m) Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:     /s/ Robert Melamede

___________________________

Robert Melamede, CEO

CONSULTANT:

Per:    /s/ Raymond Dabney

_______________________________

Raymond Dabney

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 9th day of February, 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Dr. Robert Melamede, with an address of 1918 El Parque St. Apt 4, Colorado Springs, CO 80907-6798 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a period of five years (5) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.         CONSULTANT SERVICES

3.1       The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of CEO.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Signing Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 5,000,000 free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).

4.2              Management Fees.  As further compensation for the provision of the Services, the Company shall issue to the Consultant the sum of 36,833,333 144-Restricted Shares of common stock in the Company as compensation for services provided over the Term of this Agreement, which is due and payable upon signing the Agreement.

4.3              Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.        DEFAULT/DISABILITY

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2      No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.       INDEPENDENT CONTRACTORS

14.1     Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m) Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:       /s/  Richard Cowan

___________________________

Richard Cowan, CFO

CONSULTANT:

Per:      /s/ Robert Melamede

_______________________________

Dr. Robert Melamede